Exhibit 10.4

                             STOCK PLEDGE AGREEMENT



                           SOS STAFFING SERVICES, INC.






                                       TO


                      STATE STREET BANK AND TRUST COMPANY,
                               AS COLLATERAL AGENT







                                                 DATED AS OF JULY 30, 2001

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                                TABLE OF CONTENTS


1.   PLEDGE OF STOCK, ETC..................................................3
         1.1.   PLEDGE OF STOCK............................................3
         1.2.   ADDITIONAL STOCK...........................................3
         1.3.   PLEDGE OF CASH COLLATERAL ACCOUNT..........................3
2.   DEFINITIONS...........................................................3
3.   SECURITY FOR OBLIGATIONS..............................................4
4.   LIQUIDATION, RECAPITALIZATION, ETC....................................4
         4.1.   DISTRIBUTIONS PAID TO COLLATERAL AGENT.....................4
         4.2.   CASH COLLATERAL ACCOUNT....................................5
         4.3.   COMPANY'S RIGHTS TO CASH COLLATERAL, ETC...................5
5.   WARRANTY OF TITLE; AUTHORITY..........................................6
6.   DIVIDENDS, VOTING, ETC., PRIOR TO MATURITY............................6
7.   REMEDIES..............................................................6
         7.1.   IN GENERAL.................................................7
         7.2.   SALE OF STOCK COLLATERAL...................................8
         7.3.   REGISTRATION OF STOCK......................................8
         7.4.   PRIVATE SALES..............................................9
         7.5.   COMPANY'S AGREEMENTS, ETC..................................10
8.   MARSHALLING...........................................................10
9.   COMPANY'S OBLIGATIONS NOT AFFECTED....................................11
10.   TRANSFER, ETC., BY COMPANY...........................................11
11.   FURTHER ASSURANCES...................................................11
12.   COLLATERAL AGENT'S EXONERATION.......................................11
13.   NO WAIVER, ETC.......................................................12
14.   NOTICE, ETC..........................................................12
15.   TERMINATION..........................................................12
16.   OVERDUE AMOUNTS......................................................12
17.   GOVERNING LAW; CONSENT TO JURISDICTION...............................12
18.   WAIVER OF JURY TRIAL.................................................13
19.   MISCELLANEOUS........................................................13

                             STOCK PLEDGE AGREEMENT

     This STOCK PLEDGE AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT") is made as of July 30, 2001, by and between SOS STAFFING SERVICES, INC., a Utah corporation (together with its successors and assigns, the "COMPANY"), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, together with its successors and assigns acting in such capacity pursuant to the Intercreditor Agreement (defined below), the "COLLATERAL AGENT") for the benefit of (a) WELLS FARGO BANK, NATIONAL ASSOCIATION ("WELLS FARGO"), as administration agent under the Bank Credit Agreement (defined below) (in such capacity, together with its successors and assigns in such capacity, the "BANK AGENT"), (b) the financial institutions which from time to time are a party to the Bank Credit Agreement as lenders thereunder (including Wells Fargo as a lender under the Bank Credit Agreement, together with the successors and assigns of all such parties, the "BANKS") and
(c) each of JACKSON NATIONAL LIFE INSURANCE COMPANY, GREAT WEST LIFE & ANNUITY INSURANCE COMPANY, FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN, FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN, THE CANADA LIFE ASSURANCE COMPANY, CANADA LIFE INSURANCE COMPANY OF AMERICA, and CANADA LIFE INSURANCE COMPANY OF NEW YORK (collectively, together with their successors and assigns, and future holders from time to time of the Notes (defined below), the "NOTEHOLDERS" and, collectively with the Banks, the "SECURED PARTIES"). All capitalized terms used herein have the respective meanings ascribed thereto in the Recitals and in
Section 2.


                                 R E C I T A L S


     WHEREAS, the Company, the Bank Agent and the Banks have entered into the Amended and Restated Credit Agreement, dated as of July 27, 1998, among the Company and the Banks (as amended and as further amended, restated, refinanced, supplemented or otherwise modified from time to time, the "BANK CREDIT AGREEMENT");

     WHEREAS, pursuant to those separate Note Purchase Agreements, each dated as of September 1, 1998 (as amended and as further amended, restated, refinanced, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENTS"), the Company issued to the "Purchasers" (as defined therein) $5,000,000 of its Senior Notes, Series A, due September 1, 2003 and $30,000,000 of its Senior Notes, Series B, due September 1, 2008 (collectively, as amended and as further amended, restated, refinanced or otherwise modified from time to time, the "NOTES");

     WHEREAS, all obligations of the Company under the Bank Credit Agreement and all obligations of the Company under the Notes and the Note Purchase Agreements have been guaranteed by certain Subsidiaries and may be guaranteed from time to time by certain other Subsidiaries as provided in the Financing Agreements (such guarantors referred to as the "GUARANTORS" and such guaranties referred to as the "GUARANTIES");

     WHEREAS, pursuant to that certain Intercreditor Agreement, dated as of the date hereof, among the Bank Agent, the Noteholders, and the Collateral Agent, and acknowledged and agreed to by the Company and its Subsidiaries (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), the Secured Parties appointed the Collateral Agent to act on behalf of all Secured Parties regarding the Stock Collateral and certain other matters, all as more fully provided therein, and, among other things, further defined the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Secured Parties regarding their PARI PASSU interests in the Stock Collateral (as hereinafter defined);

     WHEREAS, pursuant to that Security Agreement, dated as of the date hereof, among the Obligors and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), the Obligors granted security interests in favor of the Collateral Agent, for the benefit of the Secured Parties, all as more fully provided therein;

     WHEREAS, the Company is the direct legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of each of the corporations described on ANNEX A (the "SUBSIDIARIES");

     WHEREAS, it is a condition under the Bank Credit Agreement and the Note Purchase Agreements and certain of the other Financing Agreements that the Company execute and deliver to the Collateral Agent this Agreement; and

     WHEREAS, the Company wishes to grant pledges and security interests in favor of the Collateral Agent as herein provided;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   PLEDGE OF STOCK, ETC.

               1.1. PLEDGE OF STOCK. The Company hereby pledges, assigns, grants a security interest in, and delivers to the Collateral Agent all of the shares of capital stock of the Subsidiaries of every class, as more fully described on ANNEX A hereto, to be held by the Collateral Agent subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Collateral Agent.

               1.2. ADDITIONAL STOCK. In case the Company shall acquire any additional shares of the capital stock of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase, stock dividend, stock split or otherwise, then such shares or other securities shall be subject to the pledge, assignment and security interest granted to the Collateral Agent under this Agreement and the Company shall deliver to the Collateral Agent forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed in blank by the Company. The Company agrees that the Collateral Agent may from time to time attach as ANNEX A hereto an updated list of the shares of capital stock or securities at the time pledged with the Collateral Agent hereunder.

               1.3. PLEDGE OF CASH COLLATERAL ACCOUNT. The Company also hereby pledges, assigns, grants a security interest in, and delivers to the Collateral Agent the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

     2. DEFINITIONS. The term "Obligations", as used herein, means all of the indebtedness, obligations and liabilities of the Company and the Guarantors to the Banks and the Noteholders, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Bank Credit Agreement, the Notes, the Note Purchase Agreements and the Guaranties, any promissory notes or other instruments or agreements executed and delivered pursuant to any of the foregoing or in connection therewith or this Agreement. All other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Intercreditor Agreement. Terms used herein and not defined in the Intercreditor Agreement or otherwise defined herein that are defined in the Uniform Commercial Code as in effect in the State of New York (the "CODE") have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

     CASH COLLATERAL. See ss.4.

     CASH COLLATERAL ACCOUNT. See ss.4.

     SECURITIES ACT. See ss.7.3.

     STOCK. Includes the shares of stock described in ANNEX A attached hereto and any additional shares of stock at the time pledged with the Collateral Agent hereunder.

     STOCK COLLATERAL. The property at any time pledged to the Collateral Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral. The term does not include any income, increases or proceeds received by the Company to the extent expressly permitted by ss.6.

     TIME DEPOSITS. See ss.4.

     3. SECURITY FOR OBLIGATIONS. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Collateral Agent as security for the payment and performance in full of all the Obligations.

     4. LIQUIDATION, RECAPITALIZATION, ETC.

               4.1. DISTRIBUTIONS PAID TO COLLATERAL AGENT. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in ss.6, be paid over and delivered to the Collateral Agent to be held by the Collateral Agent as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Collateral Agent to be held by it as security for the Obligations. Except to the limited extent provided in ss.6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Collateral Agent, be held in trust for the Collateral Agent as security for the payment and performance in full of all of the Obligations.

               4.2. CASH COLLATERAL ACCOUNT. All sums of money that are delivered to the Collateral Agent pursuant to this ss.4 shall be deposited into an interest bearing account with the Collateral Agent or, if the Collateral Agent is not the depositary bank, to an interest bearing account in the name of the Collateral Agent as customer with a depositary bank satisfactory to the Collateral Agent (any such account, whether maintained with the Collateral Agent or in the Collateral Agent's name as customer being herein referred to as the "CASH COLLATERAL ACCOUNT"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Collateral Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "TIME DEPOSITS"), that are satisfactory to the Collateral Agent after consultation with the Company, PROVIDED, that, in each such case, arrangements satisfactory to the Collateral Agent are made and are in place to perfect and to ensure the first priority of the Collateral Agent's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

               4.3. COMPANY'S RIGHTS TO CASH COLLATERAL, ETC. Except as otherwise expressly provided in ss.15, the Company shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Collateral Agent to part with the Collateral Agent's possession of any instruments or other writings evidencing any Time Deposits.

     5. WARRANTY OF TITLE; AUTHORITY. The Company hereby represents and warrants that: (a) the Company has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in ss.1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) all of the Stock described in ss.1 is validly issued, fully paid and non-assessable,
(c) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in ANNEX A hereto relating to the Stock is true, correct and complete in all respects. The Company covenants that it will defend the rights of the Collateral Agent and security interest of the Collateral Agent in such Stock against the claims and demands of all other persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Collateral Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Collateral Agent.

     6. DIVIDENDS, VOTING, ETC., PRIOR TO MATURITY. So long as no Default or Event of Default shall have occurred and be continuing, the Company shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver or ratification given by the Company if the effect thereof would impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Financing Agreements. All such rights of the Company to receive cash dividends shall cease in case a Default or an Event of Default shall have occurred and be continuing. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Collateral Agent's option, as evidenced by the Collateral Agent's notifying the Company of such election, cease in case a Default or an Event of Default shall have occurred and be continuing.

     7. REMEDIES.

               7.1. IN GENERAL. If a Default or an Event of Default shall have occurred and be continuing, the Collateral Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Code, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Collateral Agent deems expedient:

                    (a) if the Collateral Agent so elects and gives notice of
               such election to the Company, the Collateral Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Collateral Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

                    (b) the Collateral Agent may demand, sue for, collect or
               make any compromise or settlement the Collateral Agent deems suitable in respect of any Stock Collateral;

                    (c) the Collateral Agent may sell, resell, assign and
               deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Collateral Agent thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                    (d) the Collateral Agent may cause all or any part of the
               Stock held by it to be transferred into its name or the name of its nominee or nominees; and

                    (e) the Collateral Agent may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Collateral Agent.

               7.2. SALE OF STOCK COLLATERAL. In the event of any sale or other disposition of the Stock Collateral as provided in clause (c) of ss.7.1 and to the extent that any notice thereof is required to be given by law, the Collateral Agent shall give to the Company at least five (5) Business Days' prior authenticated notice of the time and place of any public sale or other disposition of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five
          (5) Business Days' prior authenticated notice of such sale or other disposition or sales or other dispositions shall be reasonable notice. The Collateral Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Collateral Agent may buy or otherwise acquire any part or all of the Stock Collateral at any public sale or other disposition and if any part or all of the Stock Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Collateral Agent may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. The Collateral Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Collateral Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in such order or preference as is provided in the Intercreditor Agreement. Only after such applications, and after payment by the Collateral Agent of any amount required by ss.9-608(a)(1)(C) or ss.9-615(a)(3) of the Code, need the Collateral Agent account to the Company for any surplus.

               7.3. REGISTRATION OF STOCK. If the Collateral Agent shall determine to exercise its right to sell or otherwise dispose of any or all of the Stock pursuant to this ss.7, and if in the opinion of counsel for the Collateral Agent it is necessary, or if in the reasonable opinion of the Collateral Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Collateral Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Collateral Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

               7.4. PRIVATE SALES. The Company recognizes that the Collateral Agent may be unable to effect a public sale or other disposition of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Collateral Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Collateral Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Collateral Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

               7.5. COMPANY'S AGREEMENTS, ETC. The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this ss.7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky"
          laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this ss.7 will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this ss.7 shall be specifically enforceable against the Company by the Collateral Agent and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     8. MARSHALLING. The Collateral Agent shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Collateral Agent's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws.

     9. COMPANY'S OBLIGATIONS NOT AFFECTED. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Collateral Agent of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Bank Credit AGREEMENT, the Notes and the Note Purchase Agreements; (c) any amendment to or modification of any of the other Financing Agreements; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing, the Company hereby generally waiving all suretyship defenses to the extent applicable.

     10. TRANSFER, ETC., BY COMPANY. Without the prior written consent of the Collateral Agent, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

     11. FURTHER ASSURANCES. The Company will do all such acts, and will furnish to the Collateral Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Collateral Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Collateral Agent hereunder, all without any cost or expense to the Collateral Agent. The Company hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Stock Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such information to the Collateral Agent promptly upon request.

     12. COLLATERAL AGENT'S EXONERATION. Under no circumstances shall the Collateral Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than
(a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Collateral Agent shall not be required to take any action of any kind to collect, preserve or protect its or the Company's rights in the Stock Collateral or against other parties thereto. The Collateral Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

     13. NO WAIVER, ETC. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Collateral Agent and the Company. No act, failure or delay by the Collateral Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

     14. NOTICE, ETC. All notices, requests and other communications hereunder shall be made in the manner set forth in the Intercreditor Agreement.

     15. TERMINATION. Upon final payment and performance in full of the Obligations, this Agreement shall terminate and the Collateral Agent shall, at the Company's request and expense, return such Stock Collateral in the possession or control of the Collateral Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Collateral Agent hereunder.

     16. OVERDUE AMOUNTS. Upon notice and a failure to pay within three (3) Business Days after such notice, and until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the Default Rate.

     17. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified below its name on the signature page hereto. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     18. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Collateral Agent nor any representative, agent or attorney of the Collateral Agent has represented, expressly or otherwise, that the Collateral Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Financing Agreements, the Collateral Agent is relying upon, among other things, the waivers and certifications contained in this ss.18.

     19. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Collateral Agent and its respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Company and the Collateral Agent have caused this Agreement to be executed as of the date first above written.

                                 SOS STAFFING SERVICES, INC.



                                 By: /s/ JoAnn W. Wagner
                                    ----------------------------------
                                    Name:  JoAnn W. Wagner
                                    Title: Chairman, President and
                                           Chief Executive Officer



                                 STATE STREET BANK AND TRUST COMPANY,
                                 AS COLLATERAL AGENT



                                 By:
                                     ---------------------------------
                                     Name:
                                     Title:

     The undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of ss.ss.4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Collateral Agent and the Company in carrying out such provisions.


                                 INTELIANT CORPORATION



                                 By: /s/ Kevin Hardy
                                    ----------------------------------
                                    Name:  Kevin Hardy
                                    Title: Vice President


                                 SERVCOM STAFF MANAGEMENT, INC.



                                 By: /s/ Thomas K. Sansom
                                    -----------------------------------
                                    Name:  Thomas K. Sansom
                                    Title: President


                                 SOS COLLECTION SERVICES, INC.



                                 By: /s/ John Morrison
                                    ----------------------------------
                                    Name:  John Morrison
                                    Title: Vice President


                                 DEVON & DEVON PERSONNEL SERVICES, INC.



                                 By: /s/ JoAnn W. Wagner
                                    ----------------------------------
                                    Name:  JoAnn W. Wagner
                                    Title: President

                           ANNEX A TO PLEDGE AGREEMENT

     None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this ANNEX A.

------------------ ---------------- ----------- -------------- -------------- -------------- --------------
                                                  Number of      Number of      Number of       Par or
                       Record        Class of    Authorized       Issued       Outstanding    Liquidation
     ISSUER             OWNER         SHARES       SHARES         SHARES         SHARES          VALUE
------------------ ---------------- ----------- -------------- -------------- -------------- --------------
Inteliant          SOS Staffing     Common      50,000,000     30,000,000     30,000,000     $0.001/share
Corporation (DE)   Services, Inc.   Shares                                                   Par Value
------------------ ---------------- ----------- -------------- -------------- -------------- --------------
Inteliant          SOS Staffing     Preferred   10,000,000     None           None           $0.01/share
Corporation (DE)   Services, Inc.   Shares                                                   Par Value
------------------ ---------------- ----------- -------------- -------------- -------------- --------------
ServCom Staff      SOS Staffing     Common      10,000         1,000          1,000          $0.01/share
Management, Inc.   Services, Inc.   Shares                                                   Par Value
(UT)
------------------ ---------------- ----------- -------------- -------------- -------------- --------------
SOS Collection     SOS Staffing     Common      10,000         1,000          1,000          No Par Value
Services,          Services, Inc.   Shares
Inc.(AZ)
------------------ ---------------- ----------- -------------- -------------- -------------- --------------
Devon & Devon      SOS Staffing     Common      25,000         2,153          2,153          No Par Value
Personnel          Services, Inc.   Shares
Services, Inc.
(CA)
------------------ ---------------- ----------- -------------- -------------- -------------- --------------
